EXHIBIT 10.15


                    GENERAL EMPLOYMENT ENTERPRISES, INC.
                      Director Stock Option Agreement
                       Under The Amended and Restated
         General Employment Enterprises, Inc. 1997 Stock Option Plan


        A Stock Option ("Option") is hereby granted by General Employment Enterprises, Inc., an Illinois corporation ("Company"), to the director of the Company named below ("Optionee"), for and with respect to common stock of the Company, no par value ("Common Stock"), in accordance with the provisions for grants to non-employee directors, under the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan, as approved by the majority of shareholders on February 26, 2007, subject to the following terms and conditions:

        1. Grant. Subject to the provisions set forth herein and the terms and conditions of the Amended and Restated General Employment Enterprises, Inc. 1997 Stock Option Plan ("Plan"), the terms of which are hereby incorporated by reference, and in consideration of the agreements of Optionee herein provided, the Company hereby grants to Optionee an option to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, set forth below. At the time of exercise of the Option, payment of the entire purchase price shall be made pursuant to terms of the Plan.

Name of Optionee:

Type of Option:

Number of Shares
Subject to Option:

Option Price Per Share:

Date of Grant:

Exercise Schedule:

Number of Shares          Commencement                     Expiration
Subject to Option             Date                            Date


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        The grant of the Option is conditioned upon the acceptance by Optionee of the terms hereof as evidenced by his execution of this Agreement in the space provided therefor at the end hereof and the return of an executed copy to the Secretary of the Company no later than _______________.

        2. Prior Termination. Except as provided in Section 2(b) below, the Option shall not be exercisable prior to the Commencement Date set forth in
Section 1 above. Notwithstanding the Expiration Date set forth in Section 1 above:

        (a) if Optionee's directorship with the Company (i) is terminated by the Company and/or its shareholders for any reason; or (ii) is voluntarily terminated by the Optionee for any reason other than; (I) termination on or after attaining age 55, (II) death or (III) disability, the Option shall expire on the ninetieth (90) day after such termination of directorship.

        (b) if Optionee's directorship with the Company terminates on or after attaining age 55; or by reason of disability or death, the Option, if not already exercisable on the date of such termination of directorship, shall become exercisable and shall expire on the earlier of the first anniversary of the date of such termination of directorship or the date the Option expires in accordance with Section 1 above. During such period the Option may be exercised by Optionee with respect to the same number of shares of Common Stock, in the same manner, and to the same extent, as if Optionee had continued directorship during such period; provided that if such termination occurs by reason of death, the Option shall be exercisable, in whole or in part, by a legatee or legatees of the Option under Optionee's will, or by his executors, personal representatives or distributees.

        3. Transferability. The Option may be exercised only by Optionee during his lifetime, except as provided in Section 2, above, and may not be transferred other than by will or the applicable laws of descent or distribution. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

        4. Notice of Exercise. Written notice of an election to exercise any portion of the Option, specifying the portion thereof being exercised, in 1,000 share increments, (or in such smaller number representing all of the shares subject to the unexercised portion of the Option) and the exercise date, shall be given by Optionee, or his personal representative in the event of Optionee's death (i) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (ii) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the principal executive offices of the Company at least three business days prior to the exercise date.

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        5.  Shareholder Status.  Neither Optionee nor any other person entitled to exercise the Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Option, unless and until the purchase price for such shares shall have been paid in full pursuant to the terms of the Plan.

        6. Cancellation or Adjustment. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Agreement shall be delivered by Optionee to the Company for the purpose of making the appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock. In the event of any Common Stock dividend, split up, recapitalization, merger, consolidation, combination, or exchange of shares of Common Stock, separation, reorganization or liquidation occurring after the date of this Agreement, the Committee will adjust the aggregate price to be paid or the aggregate number and class of shares of Common Stock to be received by Optionee pursuant to an Option.

        7. Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee established by the Plan to administer the Plan, shall from time to time adopt.

        8. Governing Law. The Option, and this Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Illinois. The Company and the Optionee agree that the jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to) this Agreement shall be exclusively in the courts in the State of Illinois, County of DuPage, including the Federal Courts located therein (should Federal jurisdiction exist), and the Company and the Employee hereby submit and consent to said jurisdiction and venue.

        9. No Guaranty of Directorship. Nothing herein confers or shall confer on Optionee any right to continue in the directorship of the Company nor shall interfere with the Company's and/or its shareholders' right to terminate the directorship of Optionee at any time.

        10. Notices to Optionee. Any notices by the Company to Optionee shall be deemed given when personally delivered to Optionee, or three business days after mailed to Optionee by first-class mail, postage prepaid, to Optionee's last address on the employee records of the Company.

        11. The Plan. The terms of this Agreement shall be subject to the terms of the Plan. In the case of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

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12.     Counterparts.  The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement.




                              GENERAL EMPLOYMENT ENTERPRISES, INC.


                          By: ____________________________________
                              Herbert F. Imhoff, Jr., Chief Executive Officer and Chairman of the Board



        The undersigned hereby accepts the foregoing Option and the terms and conditions hereof.


_______________                ____________________________________
     Date                                   Optionee


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